SECURITIES AND EXCHANGE COMMISSION

                        Washington, D. C.  20549





                                FORM 8-K

                             CURRENT REPORT




                 Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


                   Date of Report: October 12, 1995
                   (Date of earliest event reported)



                          FORD HOLDINGS, INC.
        (Exact name of registrant as specified in its charter)


                              Delaware
            (State or other jurisdiction of incorporation)


       33-32641          				                   38-2890269
(Commission File Number)              (IRS Employer Identification No.)


 The American Road, Dearborn,  Michigan				         48121
(Address of principal executive offices)			       (Zip Code)



    Registrant's telephone number, including area code  313-322-3000

Item 5.  Other Events

    	News release dated October 12, 1995, filed as Exhibit 20 to this Current Report on Form 8-K, is incorporated by reference herein.




Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


                                  EXHIBITS
                                  --------

Designation                  Description               Method of Filing
-----------                  -----------               ----------------
Exhibit 20                   News release dated        Filed with this Report
                             October 12, 1995






                               SIGNATURE

    	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized on the date indicated.




                                							FORD HOLDINGS, INC.
                                   							(Registrant)



Date:  October 12, 1995		  	      By:/s/L. J. Ghilardi
                                     ---------------------------
                           		    			 L. J. Ghilardi
                               					 Assistant Secretary



tshanley\8-K\october.fhi

                                EXHIBIT INDEX



DESIGNATION                 DESCRIPTION				                      PAGE
-----------                 -----------                          ----
Exhibit 20                  News release dated
                            October 12, 1995